Exhibit 10.3 4815-0695-2917.4 1006410186v8 REGISTRATION RIGHTS AGREEMENT dated as of January 18, 2021 by and among HCI GROUP, INC. and UNITED PROPERTY AND CASUALTY INSURANCE COMPANY

4815-0695-2917.4 1006410186v8 REGISTRATION RIGHTS AGREEMENT This REGISTRATION RIGHTS AGREEMENT dated as of January 18, 2021 (this “Agreement”), is entered into by and among HCI Group, Inc., a Florida corporation (the “Company”), and United Property and Casualty Insurance Company, an insurance company organized under the laws of the State of Florida (the “Seller”). WHEREAS, the Company, the Seller and Homeowners Choice Property & Casualty Insurance Company, Inc. have entered into a Renewal Rights Agreement (the “Renewal Rights Agreement”) dated as of January 18, 2021; WHEREAS, the Seller will receive an aggregate of 100,000 shares of common stock, no par value, of the Company (the “Common Stock”), pursuant to the Renewal Rights Agreement; and WHEREAS, the Company has agreed to grant the Seller certain rights to have such shares of Common Stock registered for resale to the public on the terms and subject to the conditions set forth in this Agreement. In consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE 1 DEFINITIONS Section 1.01. Definitions. The following terms, as used herein, have the following meanings: “Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with, such first Person. “Agreement” has the meaning specified in the preamble hereto. “Applicable Law” means any United States federal, state, local or foreign law, statute, regulation, rule, ordinance, order, injunction, judgment, decree, principle of common law, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Entity applicable to a party hereto, or any of its respective businesses, properties or assets, as may be amended from time to time. “Business Day” means any day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or St. Petersburg, Florida are required or authorized by Applicable Law to be closed. “Common Stock” has the meaning specified in the preamble hereto. “Company” has the meaning specified in the recitals hereto.

3 4815-0695-2917.4 1006410186v8 “Control” or “Controlled” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by contract or otherwise. “Damages” has the meaning set forth in Section 4.01. “Effective Date” means the date that is the six month anniversary of the date hereof or, if such date is not a Business Day, the next date that is a Business Day. “Effectiveness Period” has the meaning set forth in Section 3.01(b). “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal law, and the rules and regulations promulgated thereunder, all as the same may from time to time be in effect. “Filing Date” means the date that is thirty (30) days following a written request by Seller to file a Registration Statement, but in no event shall the Filing Date be prior to the Effective Date. “Free Writing Prospectus” has the meaning set form in Rule 405 of the Securities Act. “Governmental Entity” means any foreign, federal, state, local or other governmental, legislative, judicial, administrative or regulatory authority, agency, commission, board, body, court or entity or any instrumentality thereof or any self-regulatory body or arbitral body or arbitrator. “Indemnified Party” has the meaning set forth in Section 4.03. “Indemnifying Party” has the meaning set forth in Section 4.03. “Permitted Transferee” means any Affiliate of the Seller. “Person” means an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization or other entity. “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus. “Registrable Securities” means, at any time, any Common Stock held by the Seller that were issued pursuant to the Renewal Rights Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization, exchange or similar event with respect to the foregoing. As to any particular Registrable Securities, once issued such

4 4815-0695-2917.4 1006410186v8 securities shall cease to be Registrable Securities when (i) they are disposed of pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold to the public pursuant to Rule 144 or Rule 145 (or other exemption from registration under the Securities Act), (iii) they shall have ceased to be outstanding, or (iv) they have been sold in a private transaction to a Person other than a Permitted Transferee. “Registration Statement” means each registration statement required to be filed under Section 3 with respect to the Registrable Securities, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. “Renewal Rights Agreement” has the meaning specified in the recitals hereto. “Rule 144,” “Rule 144A,” “Rule 172,” “Rule 405,” “Rule 415,” and “Rule 424” means Rule 144, Rule 144A, Rule 172, Rule 405, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule. “SEC” means the United States Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended, or any successor federal law, and the rules and regulations promulgated thereunder, all as the same may from time to time be in effect. “Seller” has the meaning specified in the preamble hereto. “Seller’s Counsel” has the meaning set forth in Section 3.02(a). “Selling Expenses” means all underwriting discounts, selling fees or commissions, brokerage fees or commissions and stock transfer taxes applicable to any sale of Registrable Securities, as well as all legal fees, accounting expenses and other advisory fees for legal counsel, accountants and advisors retained by the Seller in connection with the sale of Registrable Securities. “Selling Stockholder Information” means the name of the Seller, the number of offered shares of common stock and the address and other information with respect to the Seller required to be included in the “Principal and Selling Stockholders” (or similarly titled) section of the Registration Statement. “Transaction Documents” has the meaning specified in the Renewal Rights Agreement. “Transfer” means, with respect to any Registrable Securities, (a) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Registrable Securities or any participation or interest therein, whether directly or indirectly (including through any hedging, swap, or other agreement or transaction that transfers, in whole or in part, the economic consequences of the Registrable Securities), or agree or commit to do

5 4815-0695-2917.4 1006410186v8 any of the foregoing and (b) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Registrable Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing. Section 1.02. Construction. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning given to such term in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any contract are to that contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. Any reference to “days” means calendar days unless Business Days are expressly specified. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter. ARTICLE 2 LOCK-UP AGREEMENT Section 2.01. Lock-up Agreement. The Seller agrees not to effect any Transfer, sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of, any Registrable Securities for a period that shall expire on the Effective Date. The restrictions on Transfer, sale or distribution of Registrable Securities under this Section 2.01 shall not apply to any Transfer, sale or distribution to a Permitted Transferee, provided that such Permitted Transferee shall have delivered to the Company concurrently with such Transfer, sale or distribution of such Registrable Shares a written agreement to be bound by the terms and provisions of this Agreement.

6 4815-0695-2917.4 1006410186v8 ARTICLE 3 REGISTRATION RIGHTS Section 3.01. Registration Statement. (a) Upon the written request of Seller, on or prior to the Filing Date and so long as any Registrable Securities are then outstanding, the Company shall prepare and file with the SEC a Registration Statement or, if a Registration Statement is then effective, a supplement to the Prospectus, in either case covering the resale of all applicable Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor provision). The plan of distribution included in the Prospectus at any time that a Registration Statement is effective, shall permit the Seller to sell all or part of the Registrable Securities included on the Registration Statement directly or indirectly, subject in each case to the following sentence, through one or more broker-dealers or agents or other intermediaries through any method permitted pursuant to Applicable Law; provided that the Company shall not be required to enter into an underwriting or other purchase agreement, provide any comfort letter, provide any opinion of counsel (other than as required by the transfer agent), provide any due diligence, provide any marketing assistance or make any representations to Seller or any broker-dealer, agent or other intermediary. Notwithstanding the foregoing or the substance of such plan of distribution, Seller shall not have the right to Transfer, sell or distribute any Registrable Securities in any underwritten offering of the Registrable Securities. For purposes of clarity, the Company shall not be required to file a Registration Statement in the event that the securities issued to Seller under the Renewal Rights Agreement cease to be Registrable Securities as of the Effective Date. For the purposes of further clarity, the Seller shall be permitted to make the written request referred to in the first sentence of this subsection prior to the Effective Date. (b) The Company shall use its commercially reasonable efforts to (i) if the Company is not filing a Prospectus under a then-effective Registration Statement, cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after such Registration Statement is filed and (ii) keep such Registration Statement (or a replacement Registration Statement) continuously effective under the Securities Act, until the date that all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement or under Rule 144 (the “Effectiveness Period”). (c) Notwithstanding anything in this Agreement to the contrary the Company may, by written notice to the Seller, either (i) delay the initial filing (but not the preparation) of the Registration Statement or (ii) or suspend sales under a Registration Statement after the Filing Date thereof and require that the Seller immediately cease the sale of Registrable Securities pursuant thereto and defer the filing of any subsequent Registration Statement if, in either of such events, the Company becomes aware of any material non-public information or is engaged in any material activity and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such information or activity, (a) it would be materially detrimental to the Company to file or maintain a Registration Statement at such time or (b) disclosure of such material non-public information or material activity would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement. Upon receipt of such notice following the effectiveness of the Registration Statement, the Seller shall immediately discontinue any sales of Registrable Securities pursuant to such Registration

7 4815-0695-2917.4 1006410186v8 Statement until the Seller is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. The Company’s rights under this Section 3.01(c) may be exercised in any twelve-month period for a period of no more than an aggregate of sixty days. Immediately after the end of any suspension period under this Section 3.01(c), the Company shall use its commercially reasonable efforts to take all necessary actions (including filing any required supplemental Prospectus) to, as applicable, file the Registration Statement or restore the effectiveness of the applicable Registration Statement and the ability of the Seller to publicly resell its Registrable Securities pursuant to such effective Registration Statement. Section 3.02. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall: (a) Not less than ten Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to the Seller and its counsel (“Seller’s Counsel”) copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of the Seller and the Seller’s Counsel. The Company shall use its commercially reasonable efforts to address in each such document prior to being so filed with the SEC all reasonable comments as the Seller may reasonably and promptly propose no later than five Business Days after such Seller has been so furnished with copies of such documents as aforesaid; provided that the Company shall not have any obligation to modify any information if the Company reasonably believes in good faith that so doing would cause (i) the Registration Statement or any amendment or supplement thereto, to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus or any amendment or supplement thereto, to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (b) (i) Subject to Section 3.01(c), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Seller thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented. (c) Notify the Seller as promptly as reasonably possible of any of the following events: (i) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any proceedings for that purpose; (ii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for

8 4815-0695-2917.4 1006410186v8 sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (iii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. (d) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible. (e) Promptly deliver to the Seller, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Seller may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Seller in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations. (f) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the Seller in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Seller requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. (g) Cooperate with the Seller to facilitate the timely preparation and delivery of certificates or book-entry records, as required by the Seller, representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or records, as applicable, shall be free, to the extent permitted by the Transaction Documents and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as the Seller may reasonably request. In connection therewith, if required by the Company’s transfer agent, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by such transfer agent, which authorize and direct such transfer agent to issue such Registrable Securities without legend upon sale by the holder thereof under the Registration Statement.

9 4815-0695-2917.4 1006410186v8 (h) Upon the occurrence of any event described in Section 3.02(c), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. (i) Comply with all rules and regulations of the SEC applicable to the registration of the Registrable Securities. (j) Comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, reasonably promptly inform the Seller in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Seller is required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder. (k) Use its commercially reasonable efforts to cause all Common Stock included in the Registrable Securities to be listed on the national securities exchange on which similar securities issued by the Company are then listed. (l) As expeditiously as possible and within the deadlines specified by the Securities Act, make all required filings of all prospectuses and Free Writing Prospectuses with the SEC. (m) As expeditiously as possible and within the deadlines specified by the Securities Act, make all required filing fee payments, subject to Section 3.04, in respect of any registration statement or prospectus used under this Agreement (and any offering covered thereby). (n) To take all other reasonable steps necessary to effect the registration and disposition of the Registrable Securities contemplated hereby. Section 3.03. Seller Information. It shall be a condition precedent to the obligations of the Company to complete the registration or Prospectus supplement filing pursuant to this Agreement with respect to the Registrable Securities of the Seller that the Seller furnishes to the Company the Selling Stockholder Information, and such other information regarding itself, the Registrable Securities and other Common Stock held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities or file a Prospectus supplement with respect to the Registrable Securities and shall complete and execute such documents in connection with the foregoing as the Company may reasonably request (and Seller will promptly notify the Company of any material changes in such information set forth in a Registration Statement prior to and during the effectiveness of such Registration Statement).

10 4815-0695-2917.4 1006410186v8 Section 3.04. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any Selling Expenses) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the securities exchanges on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, if any)), (ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) fees and expenses of accountants retained by the Company and all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Section 3.05. Rule 144 Compliance. The Company covenants that it will use its commercially reasonable efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, will make and keep public information available as those terms are understood and defined in Rule 144) and take such further action as the Seller may reasonably request (including providing any information necessary to comply with Rule 144), so as to enable the Seller to sell the Registrable Securities pursuant to Rule 144. In connection with any sale, transfer or other disposition by the Seller of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Seller to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, including delivering any opinion, instruction letter or other documents to the Transfer Agent and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Seller may reasonably request at least two Business Days prior to any sale of Registrable Securities hereunder. ARTICLE 4 INDEMNIFICATION AND CONTRIBUTION Section 4.01. Indemnification by the Company. The Company agrees to indemnify and hold harmless the Seller and its Affiliates from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively, “Damages”) caused by or relating to any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any registration statement or prospectus or any filing or document incidental to the registration of the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or free-writing prospectus (as defined in Rule 405), or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged

11 4815-0695-2917.4 1006410186v8 untrue statement or omission so made based upon information, including the Selling Stockholder Information, furnished in writing to the Company by the Seller expressly for use therein. Section 4.02. Indemnification by Seller. The Seller agrees to indemnify and hold harmless the Company, its officers, directors, employees, partners and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Seller provided in Section 4.01, but only with respect to information, including the Selling Stockholder Information, furnished in writing by the Seller expressly for use in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented thereto) or free-writing prospectus. Section 4.03. Conduct of Indemnification Proceedings. If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 4, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses, provided that the failure or delay of any Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure or delay. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed, in writing, to the retention of such counsel, (b) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, including one or more defenses or counterclaims that are different from or in addition to those available to the Indemnifying Party, or (c) the Indemnifying Party shall have failed to assume the defense within thirty (30) days of notice pursuant to this Section 4.03. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (a) includes an unconditional release of such Indemnified Party from all liabilities and obligations arising out of such proceeding, (b) does not include any injunctive or other equitable or non-monetary relief applicable to or affecting such Indemnified Party, and (c)

12 4815-0695-2917.4 1006410186v8 does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of such Indemnified Party. Section 4.04. Survival of Indemnification. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party and shall survive the transfer of Registrable Securities by the Seller or their Permitted Transferees. Section 4.05. Contribution. If the indemnification provided for in this Article 4 is unavailable to the Indemnified Parties in respect of any Damages, then each Indemnifying Party, in lieu of indemnifying the Indemnified Parties, shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the untrue or alleged untrue statements of a material fact or omissions or alleged omissions of a material fact that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Damages shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Article 4 was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.05 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.05, the Seller shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Seller from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the Seller has otherwise been required to pay by reason of such untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, except in the case of fraud by the Seller. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Article 4 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

13 4815-0695-2917.4 1006410186v8 ARTICLE 5 MISCELLANEOUS Section 5.01. Binding Effect; Assignability. Neither this Agreement nor any of the rights, interests or obligations under it may be assigned or delegated, in whole or in part, by any of the parties pursuant to any Transfer of Registrable Securities or otherwise without the prior written consent of the other parties, and any attempted or purported assignment or delegation in violation of this Section 5.01 shall be null and void; except to a Permitted Transferee, which Permitted Transferee shall have delivered to the Company concurrently with the Transfer, sale or distribution of Registrable Shares to such Permitted Transferee a written agreement to be bound by the terms and provisions of this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. The Seller shall cease to be bound by the terms hereof (other than the provisions of Article 4 applicable to the Seller with respect to any offering of Registrable Securities completed before the date the Seller ceased to own any Registrable Securities, and this Article 5) when the Seller ceases to own beneficially any Registrable Securities. Section 5.02. Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by e-mail; provided, that the e-mail is promptly confirmed, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person. Any such notice shall be deemed given when so delivered personally by courier or by overnight delivery service or sent by e-mail (and immediately after transmission, receipt of which has been confirmed by telephone by the sender) or, if mailed, four (4) Business Days after the mailing as follows: (a) if to the Company to: HCI Group, Inc. 5300 West Cypress Street Suite 100 Tampa, FL 33607 Telephone: (813) 484-7331 E-mail: agraham@HCIgroup.com Attn: Andrew L. Graham, General Counsel with a copy (which shall not constitute notice) to: Foley & Lardner LLP 100 North Tampa Street Suite 2700 Tampa, FL 33602 Telephone: (813) 225-4122 E-mail: ccreely@foley.com Attn: Curt Creely, Esq.

14 4815-0695-2917.4 1006410186v8 (b) if to the Seller to: United Property and Casualty Insurance Company 800 2nd Avenue S. St. Petersburg, Florida 33701 Telephone: (727) 471-1479 Attention: Brad S. Kalter Email: bkalter@uncinsurance.com with a copy (which shall not constitute notice) to: Debevoise & Plimpton LLP 919 Third Avenue New York, NY 10022 Telephone: (212) 909-6301 (212) 909-7235 Attention: Eric T. Juergens Michael D. Devins Email: etjuergens@debevoise.com mddevins@debevoise.com Section 5.03. Waiver; Amendment. No amendment or modification of this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver hereunder shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. Section 5.04. Governing Law. This Agreement and its enforcement will be governed by, and interpreted in accordance with, the laws of the State of Florida applicable to agreements made and to be performed entirely within such State, without regard to any principles of conflicts of laws principles of such State that would provide for the application of the laws of any other jurisdiction. Section 5.05. Jurisdiction. Each party hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the United States District Court for the Middle District of Florida and of any Florida state court sitting in Hillsborough County, Florida, for purposes of all legal proceedings arising out of or relating to this Agreement, or the transactions contemplated by this Agreement, or for recognition and enforcement of any judgment in respect thereof. In any such action, suit or other proceeding, each party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of the venue of any such proceedings brought in such court and any claim that any such proceeding

15 4815-0695-2917.4 1006410186v8 brought in such a court has been brought in an inconvenient forum. Each party also agrees that any final and unappealable judgment against a party in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment. Section 5.06. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.06. Section 5.07. Specific Enforcement. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court specified in Section 5.05 in addition to any other remedy to which they are entitled at law or in equity. The parties hereby waive, in any action for specific performance, the defense of adequacy of a remedy at law and the posting of any bond or other security in connection therewith. Section 5.08. Cumulative Remedies. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity. Section 5.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to constitute an original, and may be delivered by facsimile or other electronic means intended to preserve the original graphic or pictorial appearance of a document. Section 5.10. Entire Agreement; Third-Party Beneficiaries. This Agreement and the other Transaction Documents contain the entire agreement between the parties hereto with respect to the subject matter of this Agreement and the other Transaction Documents and supersede all prior agreements and understandings, oral or written, with respect to such matters.

16 4815-0695-2917.4 1006410186v8 This Agreement is for the sole benefit of the parties and their permitted successors and assigns and nothing expressed or implied in this Agreement is intended to or shall confer any rights, remedies, obligations or liabilities upon any Person other than the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Section 5.11. Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is found by a court or other Governmental Entity of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. [Signature pages follow.]

[Signature Page to Registration Rights Agreement] 1006410186v6 4815-0695-2917.4 1006410186v8 IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, all on the date first written above. Seller: UNITED PROPERTY AND CASUALTY INSURANCE COMPANY By: Name: Bennett Bradford Martz Title: President & Chief Financial Officer Company: HCI GROUP, INC. By: Name: Title: